                                                                   EXHIBIT 10.88

                                                                      [IBM LOGO]

                                                            3039 Cornwallis Road
                                                                            RTP,
                                                                        NC 27709
January 20, 2005

Mr. Michael Harrison
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA  95110

Subject: Amendment 19 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

This letter (the "Amendment") serves as Amendment Number 19 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68 (the "Agreement"), which the parties hereto do mutually agree to amend as follows

1. Delete the table in its entirety in Section 1.1, "Specifications" and replace with the following

IBM SPECIFICATION/ATTACHMENTS
(IF APPLICABLE)                           ENGINEERING CHANGE LEVEL             DESCRIPTION
-----------------------------             ------------------------             -----------------------------------------
NA                                        Version 1.0                          SilkWorm 2000 Family Product
                                                                               Specification [**]

Attachment B                              Dated 8/06/2001                      Supplier Quality Attachment

[**]                                      Version 10                           Packaging and Materials Handling
                                                                               Specification

Attachment A                              Dated 10/27/03 [**]                  IBM SAN CSP Specification

NA                                        Version 2.0                          Brocade Fabric OS Publication [**]

NA                                        Version 2.1                          Brocade WebTools Reference Manual
                                                                               Publication [**]

NA                                        Version 2.0                          Brocade Zoning Reference Manual
                                                                               Publication [**]

NA                                        Version 1.0                          SilkWorm 3800 Product
                                                                               Specification [**]

NA                                        Version 1.1                          SilkWorm 3900 Product Specification - [**]

NA                                                                             SilkWorm 3200 Product Specification
                                                                               - Reference the Silkworm 3800
                                                                               Product

NA                                        Dated:  March 8, 2002                SilkWorm 12000 Product
                                                                               Specification  - [**]

NA                                        Version 4.1.2                        Brocade Fabric OS
                                                                               Reference [**]

NA                                        Version 3.1.0                        Brocade Fabric OS
                                                                               Reference [**]

NA                                        Version 1.0                          SilkWorm 24000 Product
                                                                               Specification dated Nov 7, 2003

NA                                        Dated:  December, 2003               SilkWorm 3250 Product Specification - [**]

NA                                        Dated:  December, 2003               SilkWorm 3850 Product Specification - [**]

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NA                                        Version 1.0                          SilkWorm 4100 Product Specification - [**]

NA                                        Dated:  July, 2004                   SilkWorm AP7420 Product
                                                                               Specification - [**]

NA                                        Version 1.0                          Brocade FabricOS 4.4 Software
                                                                               Specification [**]

NA                                        Version 1.0                          Brocade XPath OS v7.3.0 Functional
                                                                               Specification dated September, 2004

2. Update pricing with the attached Exhibit A.

The effective date of this Amendment shall be the last signature date indicated below (the "Effective Date").

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

ACCEPTED AND AGREED TO:                       ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES CORPORATION   BROCADE COMMUNICATIONS SYSTEMS, INC.

By:    /s/ Walter Pawlowski                   By:     /s/ Michael Klayko
  ---------------------------------             ----------------------------------
Authorized Signature          Date            Authorized Signature          Date

      Walter Pawlowski                                Michael Klayko
----------------------------------            ------------------------------------
Type or Print Name                            Type or Print Name

      Storage OEM Manager                             VP, WW Sales
-----------------------------------           ------------------------------------
Title & Organization                          Title & Organization

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT A
                                     PRICING

[**]                  [**]              DESCRIPTION             [**]
----------            ----            ------------------------  ----
[**]                  [**]            8-Port Fibre Channel      [**]
                                      Switch Single Power
                                      Supply (SW2400)
                                      Includes [**] - whole
                                      unit switch Product

[**]                  [**]            16 Port Fibre Channel     [**]
                                      Switch Single Power
                                      Supply (SW2800)
                                      Includes [**] - whole
                                      unit switch Product

[**]                  [**]            Silkworm 2000 Power       [**]
                                      Supply

[**]                  [**]            Mainboard, SW 2400        [**]
                                      (8-port)

[**]                  [**]            Fan Tray, SW 2400         [**]
                                      (8-port)

[**]                  [**]            Chassis, SW 2400          [**]
                                      (8-port)

[**]                  [**]            Mainboard, SW 2800        [**]
                                      (16-port)

[**]                  [**]            Fan Tray, SW 2800         [**]
                                      (16-port)

[**]                  [**]            Chassis, SW 2800          [**]
                                      (16-port) with
                                      operator panel/LCD

[**]                  [**]            Quick Loop License        [**]

[**]                  [**]            Fabric Watch License      [**]

[**]                  [**]            Extended Fabrics          [**]

[**]                  [**]            Extended Fabrics          [**]

[**]                  [**]            Remote Switch             [**]

[**]                  [**]            Remote Switch             [**]

[**]                  [**]            8 Port Fibre Channel      [**]
                                      Switch Single Power
                                      Supply (SW3200) Includes
                                      [**] (to be included
                                      prior to 10/28/03 for
                                      availability for Buyer
                                      customer shipments)

[**]                  [**]            8 Port Fibre Channel      [**]
                                      Switch Single Power
                                      Supply (SW3200)
                                      Includes [**]

[**]                  [**]            Full Fabric Upgrade       [**]
                                      Includes [**]

[**]                  [**]            16 Port Fibre Channel     [**]
                                      Switch Single Power
                                      Supply (SW3800)
                                      Includes [**] - whole
                                      unit switch Product

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]       [**]        Fan (SW3800)              [**]

[**]       [**]        Power Supply (SW3800)     [**]

[**]       [**]        Mainboard FRU (SW3800)    [**]

[**]       [**]        32 Port Fibre Channel     [**]
                       Switch Double Power
                       Supply (SW3900)
                       Includes, [**] - whole
                       unit switch Product

[**]       [**]        Fan (SW3900)              [**]

[**]       [**]        Power Supply (SW3900)     [**]

[**]       [**]        Mainboard FRU (SW3900)    [**]

[**]       [**]        Secure Fabric OS          [**]
                       (SW3200)

[**]       [**]        Secure Fabric OS          [**]
                       (SW3800)

[**]       [**]        1Gb Secure Fabric OS      [**]

[**]       [**]        Secure Fabric OS          [**]
                       (SW3900)

[**]       [**]        Secure Fabric OS          [**]
                       (SW12000)

[**]       [**]        Performance Bundle        [**]
                       ([**])

[**]       [**]        Performance Bundle        [**]
                       ([**])

[**]       [**]        32 Port Fibre Channel     [**]
                       Core Switch (SW12000)
                       Includes [**]

[**]       [**]        Rack Mounting Kit 14U,    [**]
                       FRU

[**]       [**]        Switch Blade 16 port,     [**]
                       2GB

[**]       [**]        Switch Blade 16 port,     [**]
                       2Gb, FRU

[**]       [**]        Chassis Door, Includes    [**]
                       [**]

[**]       [**]        Control Processor Blade   [**]

[**]       [**]        Stiletto Port Blade       [**]
                       Slot Filler Panel,
                       SW12000, FRU

[**]       [**]        Power Supply,             [**]
                       180-264VAC, 1000W, FRU

[**]       [**]        Blower Assembly, FRU      [**]

[**]       [**]        Cable Management          [**]
                       Pillar, FRU

[**]       [**]        WWN Card                  [**]

[**]       [**]        Power Plug, Switch and    [**]
                       Distribution Panel

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]        [**]       Chassis FRU, includes     [**]
                       [**].

[**]        [**]       Rear WWN Bezel Assy       [**]

[**]        [**]       Cable Management Tray     [**]

[**]        [**]       AC Power Cord, FRU        [**]

[**]        [**]       AC Power Cord,            [**]
                       UK/Ireland, 250V, FRU

[**]        [**]       AC Power Cord, Cont.      [**]
                       Europe CEE7/7, FRU

[**]        [**]       AC Power Cord,            [**]
                       AUST/INZ, 250V

[**]        [**]       AC Power Cord, Intl IEC   [**]

[**]        [**]       Remote Switch software    [**]

[**]        [**]       Extended Fabric software  [**]

[**]        [**]       Fabric Manager 3.x        [**]

[**]        [**]       ISL Trunking (SW3200)     [**]

[**]        [**]       ISL Trunking (SW3800)     [**]

[**]            [**]       PRODUCT DESCRIPTION              [**]      [**]
[**]            [**]       Fabric Manager 4.x-Enterprise    [**]      [**]
                           ([**])

[**]            [**]       Fabric Manager 4.x -3.0 to 4.x   [**]      [**]
                           Upgrade to Enterprise ([**])

[**]            [**]       Fabric Manager 4.x with 10       [**]      [**]
                           Domains

[**]            [**]       Fabric Manager 4.x [**]          [**]      [**]

[**]            [**]       Secure Fabric OS                 [**]      [**]
                           (SW12000/24000)

[**]            [**]       32 Port Fibre Channel Director   [**]      [**]
                           (SW24000) Includes [**]

[**]            [**]       Meteor, 16 Port Upgrade Blade    [**]      [**]

[**]            [**]       Meteor Upgrade kit.              [**]      [**]
                           Includes:  [**]

[**]            [**]       8 Port Fibre Channel Two         [**]      [**]
                           Domain Switch Single Power
                           Supply (SW3250),
                           Includes [**]

[**]            [**]       8 Port Fibre Channel Two         [**]      [**]
                           Domain Switch Single Power
                           Supply (SW3250),
                           Includes [**]

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]            [**]            16 Port Fibre Channel Four       [**]                  [**]
                                Domain Switch, Two Fixed Power
                                Supplies (SW3850),
                                Includes [**]

[**]            [**]            16 Port Fibre Channel Four       [**]                  [**]
                                Domain Switch, Two Fixed Power
                                Supplies (SW3850),
                                Includes [**]

[**]            [**]            Secure Fabric OS (SW3850)        [**]                  [**]

[**]            [**]            Secure Fabric OS (SW3250)        [**]                  [**]

[**]            [**]            Meteor FRU Chassis , includes    [**]                  [**]
                                [**].,

[**]            [**]            Meteor FRU, Chassis Door.        [**]                  [**]
                                Includes [**]

[**]            [**]            Meteor Switch Blade 16 port,     [**]                  [**]
                                2Gb, FRU

[**]            [**]            Meteor Control Processor         [**]                  [**]
                                Blade, FRU

[**]            [**]            FRU, Power Supply Filler Panels  [**]                  [**]

[**]            [**]            Extended Fabric                  [**]                  [**]

[**]            [**]            Remote Switch                    [**]                  [**]

[**]            [**]            Performance Bundle  ([**])       [**]                  [**]

[**]            [**]            Four Domain to Full Fabric       [**]                  [**]
                                Upgrade

[**]            [**]            Extended Fabric                  [**]                  [**]

[**]            [**]            Remote Switch                    [**]                  [**]

[**]            [**]            Performance Bundle  ([**])       [**]                  [**]

[**]            [**]            Two Domain to Full Fabric        [**]                  [**]
                                Upgrade includes [**]

[**]            [**]            8 port Switch FRU                [**]                  [**]
                                [**]

[**]            [**]            8 port Switch FRU                [**]                  [**]
                                [**]

[**]            [**]            16 port Switch FRU               [**]                  [**]
                                [**]

[**]            [**]            16 port Switch FRU               [**]                  [**]
                                [**]

[**]            [**]            16 active ports, 4g Fiber        [**]                  [**]
                                Channel Switch (SW4100) with
                                two power supplies; includes
                                [**]

[**]            [**]            16 port 4g switch FRU            [**]                  [**]
                                (SW4100); includes [**]

[**]            [**]            Power Supply FRU (SW4100)        [**]                  [**]

[**]            [**]            Fan FRU (SW4100)                 [**]                  [**]

[**]            [**]            Performance Monitoring (SW4100)  [**]                  [**]

[**]            [**]            ISL Trunking (SW4100)            [**]                  [**]

[**]            [**]            Extended Fabric (SW4100)         [**]                  [**]

[**]            [**]            Remote Switch (SW4100)           [**]                  [**]

[**]            [**]            Secure Fabric OS (SW4100)        [**]                  [**]

[**]            [**]            16-24 port upgrade               [**]                  [**]

[**]            [**]            24-32 port upgrade               [**]                  [**]

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]            [**]      16 to 32 port upgrade (Plant     [**]            [**]
                          only)

[**]            [**]      16 to 32 port upgrade (Field     [**]            [**]
                          only)

[**]            [**]      CUP for 2109-F32  (single        [**]            [**]
                          switch fabric)

[**]            [**]      CUP for 2109-F32 (in cascaded    [**]            [**]
                          fabrics)

[**]            [**]      CUP for 2109-M12 (single         [**]            [**]
                          switch fabric)

[**]            [**]      CUP for 2109-M12 (in cascaded    [**]            [**]
                          fabrics)

[**]            [**]      CUP for 2109-M14 (single         [**]            [**]
                          switch fabric)

[**]            [**]      CUP for 2109-M14 (in cascaded    [**]            [**]
                          fabrics)

[**]            [**]      8 port Multi-Protocol Router     [**]            [**]

[**]            [**]      8 ports on demand (Plant only)   [**]            [**]

[**]            [**]      8 ports on demand (Field only)   [**]            [**]

[**]            [**]      XPath FCIP                       [**]            [**]

[**]            [**]      XPath FCR (Routing)              [**]            [**]

[**]            [**]      XPath FCIP and FC Routing        [**]            [**]
                          Bundle

[**]            [**]      8 port Multi-Protocol Router     [**]            [**]
                          FRU Switch

[**]            [**]      Fan FRU                          [**]            [**]

[**]            [**]      Power Supply FRU                 [**]            [**]

**For purpose of [**] for the [**] Software Maintenance Support Program as described in Section 9.4, the [**] Software Maintenance Fee [**] for each [**] where it is applicable as follows:

[**]           [**]        PRODUCT DESCRIPTION                                  [**]

[**]           [**]        32 Port Fibre Channel Director (SW24000) Includes    [**]
                           [**]

[**]           [**]        Meteor Upgrade kit.  Includes:  [**]                 [**]

[**]           [**]        8 Port Fibre Channel Two Domain Switch Single        [**]
                           Power Supply (SW3250),
                           Includes [**]

[**]           [**]        8 Port Fibre Channel Two Domain Switch Single        [**]
                           Power Supply (SW3250),
                           Includes [**]

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]           [**]        16 Port Fibre Channel Four Domain Switch, Two        [**]
                           Fixed Power Supplies (SW3850),
                           Includes [**]

[**]           [**]        16 Port Fibre Channel Four Domain Switch, Two        [**]
                           Fixed Power Supplies (SW3850),
                           Includes [**]

[**]           [**]        Fabric Manager 4.x-Enterprise ([**])                 [**]

[**]           [**]        Fabric Manager 4.x -3.0 to 4.x Upgrade to            [**]
                           Enterprise ([**])

[**]           [**]        Fabric Manager 4.x with 10 Domains                   [**]

[**]           [**]        Fabric Manager 4.x [**]                              [**]

[**]           [**]        Secure Fabric OS (SW3850)                            [**]

[**]           [**]        Secure Fabric OS (SW3250)                            [**]

[**]           [**]        Secure Fabric OS (SW12000/24000)                     [**]

[**]           [**]        16 active ports, 4g Fiber Channel Switch (SW4100)    [**]
                           with two power supplies; includes [**]

[**]           [**]        Secure Fabric OS (SW4100)                            [**]

[**]           [**]        CUP for 2109-F32  (single switch fabric)             [**]

[**]           [**]        CUP for 2109-F32 (in cascaded fabrics)               [**]

[**]           [**]        CUP for 2109-M12 (single switch fabric)              [**]

[**]           [**]        CUP for 2109-M12 (in cascaded fabrics)               [**]

[**]           [**]        CUP for 2109-M14 (single switch fabric)              [**]

[**]           [**]        CUP for 2109-M14 (in cascaded fabrics)               [**]

[**]           [**]        8 port Multi-Protocol Router                         [**]

OUT OF WARRANTY REPAIR PRICING:

[**]     [**]
[**]     [**]
[**]     [**]
[**]     [**]

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.